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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO

                             SECTION 13 OR 15(D) OF



                       THE SECURITIES EXCHANGE ACT OF 1934






      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 26, 1997
                              --------------------
                             CYTOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                       0-19871                   04-3078125

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
 of incorporation)                                        Identification Number)



                          701 GEORGE WASHINGTON HIGHWAY
                           LINCOLN, RHODE ISLAND 02865

          (Address of principal executive offices, including zip code)



                                 (401) 288-1000

               (Registrant's telephone number including area code)

                               TWO RICHMOND SQUARE
                         PROVIDENCE, RHODE ISLAND 02906

             (Former name or address, if changed since last report)
                              --------------------




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                               PAGE 1 OF 9 PAGES.
                            EXHIBIT INDEX ON PAGE 5.

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         This report may contain certain  forward-looking  statements regarding, among other things, CTI's results of operations, the progress of CTI's product development and clinical programs, the need for, and timing of, additional capital and capital expenditures, partnering prospects, the need for additional intellectual property rights, effects of regulations, the need for additional facilities and potential market opportunities. CTI's actual results may vary materially from those contained in such forward-looking statements because of risks to which CTI is subject such as risks of delays in research, development and clinical testing programs, obsolescence of CTI's technology, lack of
available   funding,   competition   from  third   parties,   failure  of  CTI's
collaborators  to  perform,   failure  to  consummate   proposed   transactions,
regulatory constraints, litigation and other risks to which CTI is subject. See "Cautionary Factors Relevant to Forward-Looking Statements" filed herewith as
Exhibit 99 and incorporated herein by reference.

ITEM 2.  ACQUISITION OF ASSETS

         On September 26, 1997, CytoTherapeutics, Inc. ("CTI") announced the closing of the merger of StemCells, Inc. ("StemCells") and a wholly-owned subsidiary of CTI. Through the merger, CTI acquired StemCells in exchange for 1,580,000 newly issued shares of CTI's common stock, $.01 par value. Simultaneously with the acquisition of StemCells, Richard M. Rose, M.D., became President, Chief Executive Officer and a Director of CTI and Dr. Irving Weissman became a Director of CTI.

         Upon the consummation of the merger, CTI entered into consulting arrangements with the principal scientific founders of StemCells including, Dr. Weissman, of Stanford University, Fred Gage, Ph.D., of Salk Institute and David Anderson, of the California Institute of Technology and the Howard Hughes Medical Institute. Under the terms of the consulting arrangements, each of Drs. Weissman, Gage and Anderson will join CTI's Scientific Advisory Board with Dr. Weissman serving as the Chairman of the Scientific Advisory Board.

         To attract and retain Drs. Rose, Weissman, Gage and Anderson, and to move CTI's expanded stem cell program forward, CTI awarded these individuals options to acquire a total of approximately one million six hundred thousand shares of CTI common stock, at an exercise price of $5.25 per share; approximately 94,000 of these options are excercisable immediately, 1.1 million of these options vest and become exercisable only on the achievement of specified milestones related to CTI's stem cell development program, such as corporate partnering events, the initiation of clinical trials and regulatory filings and approvals; and the remaining 500,000 options vest over eight years.

         Conduct of the stem cells research following completion of the merger will be conducted pursuant to the provisions of an agreement between CTI and Drs. Weissman and Gage providing for a two year research plan. If the goals of the research plan are accomplished, the stem cells research will continue to be conducted under an extension of such Research Plan approved by a Research Committee consisting of two persons chosen by Drs. Gage and Weissman, two persons chosen by CTI and a fifth member appointed by Drs. Gage and Weissman, subject to the reasonable approval of CTI. Increases in stem cells research funding of not more than 25% a year approved by the Committee will be funded by CTI as long as the goals of the Research Plan are being met, provided, however, that CTI will retain the option of ceasing or reducing neural stem cell research even if all Research Plan goals are being met by accelerating the vesting of all

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still-achievable  performance-based  options and ceasing or reducing  non-neural stem cell research even if all Plan goals are being met by affording the scientific founders the opportunity to continue development of the non-neural stem cell research by licensing the technology related to such research to the founders in exchange for a payment to CTI equal to all funding for such research, plus royalty payments.

ITEM 5.  OTHER EVENTS

         Construction of CTI's new headquarters and research and development facility has recently been completed at a cost of approximately $7.5 million. CTI is currently in negotiations regarding the possible sale and leaseback of such facility. In addition, CTI is also involved in active discussions with a group of potential investors regarding a possible investment in CTI's 50% owned subsidiary, Modex Therapeutiques S.A., including the possible sale to such investors of a portion of CTI's current ownership interest. As currently anticipated, CTI would reduce its current ownership in Modex to a minority position, receive cash, be relieved of certain future funding and milestone obligations, expand the field of encapsulated products outside the central nervous system which are exclusively licensed to Modex and enter into arrangements to manufacture Modex products based on such licensed technology.

         The two proposed transactions described above are the subject of ongoing negotiations and no definitive agreements have been reached with respect to either transaction; there can be no assurance that either transaction will be completed or, if completed, will be completed on the terms described above.

ITEM 7.  EXHIBITS

     Exhibit 99        Cautionary Factors Relevant to Forward-Looking Statements

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CYTOTHERAPEUTICS,  INC.

                                            By /s/ Frederic A. Eustis III
                                               ---------------------------------
                                               Title:  Executive Vice President

Date:  October 2, 1997


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Exhibit Index                                                              Page
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Exhibit 99        Cautionary Factors Relevant to Forward-Looking            6
                  Statements





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